UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! SUPERIOR INDUSTRIES INTERNATIONAL, INC. 2022 Annual Meeting Vote by April 27, 2022 11:59 PM ET. For shares held in a Plan, vote by April 22, 2022 11:59 PM ET. SUPERIOR INDUSTRIES INTERNATIONAL, INC. 26600 TELEGRAPH ROAD SOUTHFIELD, MICHIGAN 48033 D69947-P67233 You invested in SUPERIOR INDUSTRIES INTERNATIONAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 28, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report/10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 14, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email tosendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* April 28, 2022 10:00 A.M. EDT Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualstockholdermeeting.com/SUP2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors Nominees: For 01) Majdi Abulaban 02) Raynard D. Benvenuti 03) Michael R. Bruynesteyn04) Richard J. Giromini 05) Paul J. Humphries 06) Ransom A. Langford 07) Timothy C. McQuay 08) Ellen B. Richstone 2. To approve, in a non-binding advisory vote, the executive compensation of the Company’s named executive officers for the fiscal year ended December 31, 2021; and For 3. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. For To act upon such other matters as may properly come before the Annual Meeting or any postponements or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D69948-P67233